                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  02/01/99
Monthly Period Ending:     02/28/99

I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.   Beginning of period Aggregate Principal Balance                                                       $600,412,120
                                                                                                                  ------------

       B.   Purchase of Subsequent Receivables                                                                               0
                                                                                                                  ------------

       C.   Monthly Principal Amounts
            (1)  Collections on Receivables outstanding
                   at end of period                                                                    15,165,726
                                                                                                     ------------
            (2)  Collections on Receivables paid off
                   during period                                                                        2,988,505
                                                                                                     ------------
            (3)  Receivables becoming Liquidated Receivables
                   during period                                                                        1,875,935
                                                                                                     ------------
            (4)  Receivables becoming Purchased Receivables
                   during period
                                                                                                     ------------
            (5)  Cram Down Losses occurring during period
                                                                                                     ------------
            (6)  Other Receivables adjustments                                                             24,420
                                                                                                     ------------
            (7)  Less amounts allocable to Interest                                                    (8,140,751)
                                                                                                     ------------

            Total Monthly Principal Amounts                                                                         11,913,835
                                                                                                                  ------------

       D.   End of period Aggregate Principal Balance                                                             $588,498,285
                                                                                                                  ------------
                                                                                                                  ------------

       E.   Pool Factor                                                                                             94.159911%
                                                                                                                  ------------
                                                                                                                   ----------------

II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                Class A-1    Class A-2    Class A-3   Class A-4      TOTAL
                                                                ---------    ---------    ---------   ---------      -----
       A.   Beginning of period Note Balance                   $92,319,749 $240,000,000 $100,000,000 $155,000,000 $587,319,749
                                                               ---------------------------------------------------------------

       B.   Noteholders' Principal Distributable Amount         11,913,835            0            0            0   11,913,835
       C.   Noteholders' Accelerated Principal Amount            3,344,814            0            0            0    3,344,814
       D.   Accelerated Payment Amount Shortfall                    56,496            0            0            0       56,496
       E.   Note Prepayment Amount                                       0            0            0            0            0
       F.   Deficiency Claim Amount                                      0            0            0            0            0
                                                               ---------------------------------------------------------------


       G.   End of period Note Balance                         $77,004,604 $240,000,000 $100,000,000 $155,000,000 $572,004,604
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------

       H.   Note Pool Factors                                   59.234311%  100.000000%  100.000000%  100.000000%   91.520737%
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------

                                       1

III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.   Beginning of period Pre-Funding Account balance                                                                 $0
                                                                                                                  ------------
       B.   Purchase of Subsequent Receivables                                                                  0
                                                                                                     ------------
       C.   Investment Earnings                                                                                 1
                                                                                                     ------------
       D.   Investment Earnings Transfer to Collections Account                                                (1)
                                                                                                     ------------
       E.   Payment of Mandatory Prepayment Amount
                                                                                                     ------------

                                                                                                                  ------------
       F.   End of period Pre-Funding Account balance                                                                       $0
                                                                                                                  ------------
                                                                                                                  ------------

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.   Total Monthly Principal Amounts                                                                       $ 11,913,835
                                                                                                                  ------------
       B.   Required Pro-forma Security Balance                                                       529,648,457
                                                                                                     ------------
       C.   Pro-forma Security Balance (Assuming 100% Paydown of Total
              Monthly Principal Amounts) 575,405,914
                                                                                                     ------------
       D.   Step-down Amount  (B. - C.)                                                                                      0
                                                                                                                  ------------
       E.   Principal Distributable Amount  (A.- D.)                                                              $ 11,913,835
                                                                                                                  ------------
                                                                                                                  ------------

V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.   Beginning of period Capitalized Interest Account balance                                                        $0
                                                                                                                  ------------
       B.   Monthly Capitalized Interest Amount                                                                 0
                                                                                                     ------------
       C.   Investment Earnings                                                                                51
                                                                                                     ------------
       D.   Investment Earnings Transfer to Collections Account                                               (51)
                                                                                                     ------------
       E.   Payment of Overfunded Capitalized Interest Amount                                                   0
                                                                                                     ------------
       F.   Payment of Remaining Capitalized Interest Account
                                                                                                     ------------
                                                                                                                             0
                                                                                                                  ------------
                                                                                                                  ------------
       G.   End of period Capitalized Interest Account balance                                                              $0
                                                                                                                  ------------
                                                                                                                  ------------

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.   Available Funds:

            (1)    Collections on Receivables during period
                     (net of Liquidation Proceeds)                                                   $ 18,154,231
                                                                                                     ------------
            (2)    Liquidation Proceeds collected
                     during period                                                                        749,982
                                                                                                     ------------
            (3)    Purchase Amounts deposited in Collection
                     Account
                                                                                                     ------------
            (4) (a)    Investment Earnings - Collection Account                                           140,531
                                                                                                     ------------
                (b)    Investment Earnings - Transfer From Prefunding Account                                   1
                                                                                                     ------------
                (c)    Investment Earnings - Transfer From Capitalized Interest Account                        51
                                                                                                     ------------
            (5)    Collection of Supplemental Servicing Fees
                (a)    Extension Fees                                                                       9,665
                                                                                                     ------------
                (b)    Repo and Recovery Fees Advanced                                                     63,036
                                                                                                     ------------
                (c)    Other Fees                                                                          79,806
                                                                                                     ------------
            (6)    Monthly Capitalized Interest Amount                                                          0
                                                                                                     ------------
            (7)    Mandatory Prepayment Amount
                                                                                                     ------------

            Total Available Funds                                                                                   19,197,303
                                                                                                                  ------------

       B.   Distributions:

            (1)    Base Servicing Fee and Supplemental Servicing Fees
                (a)    Base Servicing Fee                                                                1,125,773
                                                                                                     ------------
                (b)    Repo and Recovery Fees                                                              63,036
                                                                                                     ------------
                (c)    Bank Service Charges                                                                13,119
                                                                                                     ------------
                (d)    Other Fees                                                                          79,806
                                                                                                     ------------
            (2)    Agent fees                                                                                 417
                                                                                                     ------------
            (3)    Refunds of Overpayments paid by AFS                                                     19,167
                                                                                                     ------------
            (4)    Noteholders' Interest Distributable Amount
                       (a)   Class A - 1                                                                  373,310
                                                                                                     ------------
                       (b)   Class A - 2                                                                  986,825
                                                                                                     ------------
                       (c)   Class A - 3                                                                  418,955
                                                                                                     ------------
                       (d)   Class A - 4                                                                  667,463
                                                                                                     ------------

            (5)    Noteholders' Principal Distributable Amount
                       (a)   Class A - 1                                                               11,913,835
                                                                                                     ------------
                       (b)   Class A - 2                                                                        0
                                                                                                     ------------
                       (c)   Class A - 3                                                                        0
                                                                                                     ------------
                       (d)   Class A - 4                                                                        0
                                                                                                     ------------

            (6)    Security Insurer Premiums                                                              190,783
                                                                                                     ------------

            Total distributions                                                                                     15,852,489
                                                                                                                  ------------

       C.   Excess Available Funds (or Deficiency Claim Amount )                                                     3,344,814
                                                                                                                  ------------

       D.   Noteholders' Accelerated Principal Amount                                                               (3,344,814)
                                                                                                                  ------------

       E.   Deposit to Spread Account                                                                                       $0
                                                                                                                  ------------
                                                                                                                  ------------

                                       2

VII.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.   Excess Available Funds (VI.C.)                                                           $  3,344,814
                                                                                                     ------------
       B.   Pro Forma Security Balance (II.A.-II.B.)                                                  575,405,914
                                                                                                     ------------
       C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                  529,648,457
                                                                                                     ------------
       D.   Excess of Pro Forma Balance over Required Balance (B.-C.)                                  45,757,457
                                                                                                     ------------
       E.   End of Period Class A-1 Note Balance (before accel. payments)                              80,405,914
                                                                                                     ------------
       F.   Greater of D. or E.                                                                        80,405,914
                                                                                                     ------------
       G.   Accelerated Principal Amount (lesser of A. or F.)                                                     $  3,344,814
                                                                                                                  ------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.   Pro Forma Security Balance                                                               $575,405,914
                                                                                                     ------------
       B.   Required Pro Forma Security Balance                                                       529,648,457
                                                                                                     ------------
       C.   Excess of Pro Forma Balance over Required Balance (A.-B.)                                  45,757,457
                                                                                                     ------------
       D.   End of Period Class A-1 Note Balance (before accel. payments)                              80,405,914
                                                                                                     ------------
       E.   Greater of C. or D.                                                                        80,405,914
                                                                                                     ------------
       F.   Excess Available Funds (VI.C.)                                                              3,344,814
                                                                                                     ------------
       G.   Investment Earnings on Collection Account                                                     140,531
                                                                                                     ------------
       H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                      $ 77,201,631
                                                                                                                  ------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.   Beginning of period Spread Account balance                                                            $ 18,749,964
                                                                                                                  ------------

       B.   Additions to Spread Account
            (1)  Deposits from Collections Account (VI. E.)                                                     0
                                                                                                     ------------
            (2)  Investment Earnings                                                                       56,496
                                                                                                     ------------
            (3)  Deposits Related to Subsequent Receivables Purchases                                           0
                                                                                                     ------------

            Total Additions                                                                                             56,496
                                                                                                                  ------------

       C.   Spread Account balance available for  withdrawals                                                       18,806,460
                                                                                                                  ------------

       D.   Requisite Amount of Spread Account
             (1)   Initial Spread Account Deposit                                                    $ 14,682,584
                                                                                                     ------------
             (2)   Subsequent Spread Account Deposits                                                   4,067,380
                                                                                                     ------------
             (3)   Total Initial & Subsequent Spread Account Deposits (1)+(2)                          18,749,964
                                                                                                     ------------
             (4)   $100,000                                                                               100,000
                                                                                                     ------------
             (5)   1 1/2% of Original Pool Balance (total deliveries)                                $  9,374,982
                                                                                                     ------------
             (6)   End of period Note Balance (before accel. principal shortfall calc)                572,061,100
                                                                                                     ------------
             (7)   Lesser of (5) or (6)                                                                 9,374,982
                                                                                                     ------------
             (8)   Floor Amount Greater of (4) or (7)                                                   9,374,982
                                                                                                     ------------
             (9)   Aggregate Principal Balance                                                        588,498,285
                                                                                                     ------------
            (10)   End of period Note Balance (before accel. principal shortfall calc)                572,061,100
                                                                                                     ------------
            (11)   Line (9) less line (10)                                                             16,437,185
                                                                                                     ------------
            (12)   OC level (11)/(9)                                                                        2.79%
                                                                                                     ------------
            (13)   13% less OC level, if OC level is greater than 10%                                        n/a
                                                                                                     ------------
            (14)   If OC level is equal to or greater than 10%, Percent in (13) x End of Period
                       Aggregate Principal Balance                                                           n/a
                                                                                                     ------------
            (15)   If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)        18,749,964
                                                                                                     ------------
            (16)   15% of end of period Aggregate Principal Balance if Trigger Date                          n/a
                                                                                                     ------------

            Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16) as applicable)                 18,749,964
                                                                                                                  ------------

       E.   Withdrawals from Spread Account
            (1)    Priority First - Deficiency Claim Amount
                                                                                                     ------------
            (2)    Priority Second through Third
                                                                                                     ------------
            (3)    Priority Fourth - Accelerated Payment Amount Shortfall                 77,201,631
                                                                                        ------------
                     Accelerated Payment Amount Shortfall in Excess of Requisite Amount                    56,496
                                                                                                     ------------
            (4)    Priority Fifth through Sixth
                                                                                                     ------------
            (5)    Priority Seventh - to Servicer
                                                                                                     ------------

            Total withdrawals                                                                                           56,496
                                                                                                                  ------------


       F.   End of period Spread Account balance                                                                  $ 18,749,964
                                                                                                                  ------------

                                       3

X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.   Beginning of period number of Receivables                                                                   47,242
                                                                                                                  ------------

       B.   Number of Subsequent Receivables Purchased                                                                       0
                                                                                                                  ------------

       C.   Number of Receivables becoming Liquidated
              Receivables during period                                                                                    159
                                                                                                                  ------------

       D.   Number of Receivables becoming Purchased
              Receivables during period
                                                                                                                  ------------

       E.   Number of Receivables paid off during period                                                                   275
                                                                                                                  ------------

       F.   End of period number of Receivables                                                                         46,808
                                                                                                                  ------------
                                                                                                                  ------------


XI.    STATISTICAL DATA:

       A.   Weighted Average APR of the Receivables                                                                     18.38%
                                                                                                                  ------------

       B.   Weighted Average Remaining Term of the Receivables                                                           52.67
                                                                                                                  ------------

       C.   Average Receivable Balance                                                                                 $12,573
                                                                                                                  ------------

       D.   Aggregate Realized Losses                                                                               $1,479,060
                                                                                                                  ------------




By:
             ----------------------------------------
Name:        Preston A. Miller
             -----------------
Title:       Executive Vice President and Treasurer
             --------------------------------------
Date:        March 1, 1999
             -------------

                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  02/01/99
Monthly Period Ending:     02/28/99

I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                           Class A-1     Class A-2     Class A-3     Class A-4       TOTAL
                                                           ---------     ---------     ---------     ---------       -----
      A.  Preliminary End of period Note Balance           $77,004,604  $240,000,000  $100,000,000  $155,000,000  $572,004,604
                                                           -------------------------------------------------------------------
      B.  Deficiency Claim Amount                            #VALUE!       #VALUE!       #VALUE!       #VALUE!        #VALUE!

      C.  End of period Note Balance                         #VALUE!       #VALUE!       #VALUE!       #VALUE!        #VALUE!
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------
      D.  Note Pool Factors                                  #VALUE!       #VALUE!       #VALUE!       #VALUE!        #VALUE!
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------

II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Preliminary End of period Spread Account balance                                                           $18,749,964
                                                                                                                     -----------
      B.  Priority First - Deficiency Claim Amount from preliminary certificate                                                0
                                                                                                                     -----------
      C.  End of period Spread Account balance                                                                       $18,749,964
                                                                                                                     -----------

X.    PERFORMANCE TESTS:

      A.  Delinquency Ratio
          (1)    Receivables with Scheduled Payment
                   delinquent more than 60 days
                   at end of period                                                                    #VALUE!
                                                                                                    ------------
          (2)    Purchased Receivables with Scheduled Payment
                   delinquent more than 60 days at end of period
                                                                                                    ------------
          (3)    Beginning of period Principal Balance                                                 #VALUE!
                                                                                                    ------------
          (4)    Delinquency Ratio (1)+(2) divided by (3)                                                            #VALUE!
                                                                                                                  ------------
          (5)    Previous Monthly Period Delinquency Ratio                                                           #VALUE!
                                                                                                                  ------------
          (6)    Second previous Monthly Period Delinquency Ratio                                                    #VALUE!
                                                                                                                  ------------
          (7)    Average Delinquency Ratio (4)+(5)+(6)
                   divided by 3                                                                                      #VALUE!
                                                                                                                  ------------
          (8)    Compliance (Delinquency Test Failure is a
                      Delinquency Ratio equal to or greater than 5.00%)                                              #VALUE!
                                                                                                                  ------------

                                       1

      B.  Cumulative Default Rate
          (1)    Defaulted Receivables in Current Period                                               #VALUE!
                                                                                                    ------------
          (2)    Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                                             #VALUE!
                                                                                                    ------------
          (3)    Original Pool Balance                                                                  #VALUE!
                                                                                                    ------------
          (4)    Cumulative Default Rate (2) divided by (3)                                                          #VALUE!
                                                                                                                  ------------
          (5)    Compliance (Default Test Failure is a Cumulative
                             Default Rate equal to or greater than 8.74%.)                                           #VALUE!
                                                                                                                  ------------

      C.  Cumulative Net Loss Rate
          (1)    Receivables becoming Liquidated Receivables during period                             #VALUE!
                                                                                                    ------------
          (2)    Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at end of period
                                                                                                    ------------
          (3)    Cram Down Losses occurring during period
                                                                                                    ------------
          (4)    Liquidation Proceeds collected during period                                          #VALUE!
                                                                                                    ------------
          (5)    Net Losses during period (1)+(2)+(3)-(4)                                              #VALUE!
                                                                                                    ------------
          (6)    Net Losses since Initial Cut-off Date (Beginning of Period)                           #VALUE!
                                                                                                    ------------
          (7)    50% of Receivables with Scheduled Payment delinquent
                   more than 90 days at end of period                                                  #VALUE!
                                                                                                    ------------
          (8)    Original Aggregate Principal Balance plus Pre-Funded Amount
                   as of the Closing Date                                                            625,000,000
                                                                                                    ------------
          (9)    Cumulative Net Loss Rate (5)+(6)+(7)
                   divided by (8)                                                                                    #VALUE!
                                                                                                                  ------------
          (10)   Compliance (Net Loss Test Failure is a
                     Net Loss Rate equal to or greater than 5.00%.)                                                  #VALUE!
                                                                                                                  ------------


      D.  Extension Rate
          (1)    Principal Balance of Receivables extended during current period                       #VALUE!
                                                                                                    ------------
          (2)    Beginning of Period Aggregate Principal Balance                                       #VALUE!
                                                                                                    ------------
          (3)    Extension Rate (1) divided by (2)                                                                   #VALUE!
                                                                                                                  ------------
          (4)    Previous Monthly Extension Rate                                                                     #VALUE!
                                                                                                                  ------------
          (5)    Second previous Monthly Extension Rate                                                              #VALUE!
                                                                                                                  ------------
          (6)    Average Extension Rate (3)+(4)+(5)
                   divided by 3                                                                                      #VALUE!
                                                                                                                  ------------
          (7)    Compliance (Extension Test Failure is an
                     Extension Rate equal to or greater than 4%.)                                                    #VALUE!
                                                                                                                  ------------

XI.   DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent
          (1)    31-60 days                                                           #   #VALUE!      #VALUE!       #VALUE!
                                                                                      ----------------------------------------
          (2)    61-90 days                                                           #VALUE!          #VALUE!       #VALUE!
                                                                                      ----------------------------------------
          (3)    over 90 days                                                         #VALUE!          #VALUE!       #VALUE!
                                                                                      ----------------------------------------

          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                        #VALUE!          #VALUE!       #VALUE!
                                                                                      ----------------------------------------
                                                                                      ----------------------------------------


By:
             ----------------------------------------
Name:        Preston A. Miller
             -----------------
Title:       Executive Vice President and Treasurer
             --------------------------------------
Date:        March 3, 1999
             -------------


                                       2